                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

             -----------------------------------------------------

                                    FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        December 28, 1995
                                                --------------------------

                          BRANDON SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

       Delaware                                       13-2707203
------------------------                     ----------------------------
(State of Incorporation)                     (IRS Employer Identification
       Number)

Nine Polito Avenue, Lyndhurst, New Jersey                  07071
-----------------------------------------              ----------
(Address of Principal Executive Offices)               (Zip Code)

Registrant's Telephone Number, including Area Code:     (201) 842-0700
                                                   ----------------------

One Harmon Plaza, Secaucus, New Jersey   07094
--------------------------------------------------------------
(Former Name or Former Address, If Changed Since Last Report)

       0-15312
------------------------
(Commission File Number)





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Item 5.  Other Events

                                                Exhibit
          Description                           Number
          -----------                           ------
Restated By-Laws of the Company, As Amended
on January 12, 1995                              3.1





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 1995

                              BRANDON SYSTEMS CORPORATION



                              By: /s/ Peter Lordi
                                 -------------------------------------
                              Name:     Peter Lordi
                              Title:    Senior Vice President





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